Exhibit 24.1

AV HOMES, INC.

Power of Attorney of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint MICHAEL S. BURNETT, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ Roger A. Cregg
Roger A. Cregg

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of June, 2017.

/s/ Paul D. Barnett
Paul D. Barnett

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of June, 2017.

/s/ Matthew J. Coleman
Matthew Coleman

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ R.W. Einieger
Roger W. Einiger

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ Paul Hackwell
Paul Hackwell

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of June, 2017.

/s/ Joshua L. Nash
Joshua L. Nash

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of June, 2017.

/s/ Jonathan M. Pertchik
Jonathan M. Pertchik

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ Michael F. Profenius
Michael F. Profenius

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ Aaron D. Ratner
Aaron D. Ratner

AV HOMES, INC.

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AV HOMES, INC., a Delaware corporation, does hereby make, constitute and appoint ROGER A. CREGG and MICHAEL S. BURNETT, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of June, 2017.

/s/ Joel M. Simon
Joel M. Simon

AVATAR PROPERTIES, INC.

AV HOMES OF ARIZONA, LLC

AVH BETHPAGE, LLC

AVH CAROLINAS, LLC

AVH EM, LLC

AVH NORTH FLORIDA, LLC

BONTERRA BUILDERS, LLC

JCH GROUP LLC

ROYAL OAK HOMES, LLC

VITALIA AT TRADITION

Power of Attorney of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of the above-listed entities (collectively, the “Companies”) does hereby make, constitute and appoint MICHAEL S. BURNETT as the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Companies to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Companies and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Companies, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ Roger A. Cregg
Roger A. Cregg

AVATAR PROPERTIES, INC.

AV HOMES OF ARIZONA, LLC

AVH BETHPAGE, LLC

AVH CAROLINAS, LLC

AVH EM, LLC

AVH NORTH FLORIDA, LLC

BONTERRA BUILDERS, LLC

JCH GROUP LLC

ROYAL OAK HOMES, LLC

VITALIA AT TRADITION

Power of Attorney of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of the above-listed entities (collectively, the “Companies”) does hereby make, constitute and appoint ROGER A. CRAIG as the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Companies to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Companies and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Companies, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ Michael S. Burnett
Michael S. Burnett

AVATAR PROPERTIES, INC.

AV HOMES OF ARIZONA, LLC

AVH BETHPAGE, LLC

AVH CAROLINAS, LLC

AVH EM, LLC

AVH NORTH FLORIDA, LLC

BONTERRA BUILDERS, LLC

JCH GROUP LLC

ROYAL OAK HOMES, LLC

VITALIA AT TRADITION

Power of Attorney of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of the above-listed entities (collectively, the “Companies”) does hereby make, constitute and appoint ROGER A. CREGG AND MICHAEL S. BURNETT as the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Companies to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Companies and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Companies, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 23rd day of June, 2017.

/s/ S. Gary Shullaw
S. Gary Shullaw